Exhibit 10.05

FOURTH AMENDMENT
TO
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
December 4, 2013
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

Exhibit 10.05

FOURTH Amendment to 5-YEAR REVOLVING Credit Agreement

THIS FOURTH Amendment to 5-YEAR REVOLVING Credit Agreement (this “Fourth Amendment”) dated as of December 4, 2013, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of May 2, 2012 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of May 2, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections, Articles, Schedules and Exhibits in this Fourth Amendment refer to Sections and Articles of, and Schedules and Exhibits to, the Credit Agreement.

Section 2.Amendment to Credit Agreement.

2.1Amendments to Section 1.01.

(a)The definition of “Adjusted LIBO Rate” is hereby amended and restated in its entirety to read as follows:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

(b)The definition of “Administrative Agent” is hereby amended to add the words “or GBP” after the word “Euros” in the second sentence thereof.

(c)The definition of “Administrative Agent’s Account” is hereby amended and restated in its entirety to read as follows:

“Administrative Agent’s Account” means (a) in the case of Loans and Letters of Credit denominated in Dollars, the account of the Administrative Agent as designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose, (b) in the case of Loans and Letters of Credit denominated in Euros, the account of the Administrative Agent maintained by the Administrative Agent at its office at JP Morgan Ag, Frankfurt, SWIFT: CHASDEFX, beneficiary: J.P. Morgan Europe Limited, SWIFT: CHASGB22, Account No. DE93501108006001600037, or such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose and (c) in the case of Loans and Letters of Credit denominated in GBP, the account of the Administrative Agent maintained by the Administrative Agent at its office at JP Morgan Europe Limited, SWIFT: CHASGB22, Account No. 03043504, Sort Code: 40-52-06, IBAN: GB82CHAS60924203043504, or such other account of the Administrative Agent as is designated in writing from time to time by the Administrative Agent to the Borrower and the Lenders for such purpose.

(d)The definition of “Agreed Currencies” is hereby amended and restated in its entirety to read as follows:

“Agreed Currencies” means Dollars, Euros and GBP.

(e)The definition of “Business Day” is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” in clause (b) thereof.

(f)The definition of “Dollar Equivalent” is hereby amended to add the words “or GBP” after the reference to the word “Euros” in clause (b) thereof.

(g)The definition of “EURIBOR Rate” is hereby amended and restated to read as follows:
“EURIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Euros for any Interest Period, the rate appearing on the applicable page of the Reuters Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euros in the London interbank market) at approximately 11:00 a.m., Brussels time, two Business Days prior to the commencement of such Interest Period, as the rate for Euro deposits with a maturity comparable to such Interest Period (the “EURIBOR Screen Rate”); provided, that, if the EURIBOR Screen Rate shall not be available at the applicable time for the applicable Interest Period, then the EURIBOR Rate for such currency and Interest Period shall be the Interpolated Rate; provided, further, that if the EURIBOR Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason and the Administrative Agent shall determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the applicable Reference Bank Rate shall be the EURIBOR Rate for such Interest Period for such Eurocurrency Borrowing; subject to Section 2.14.
(h)The definition of “Eurocurrency Rate” is hereby amended and restated to read as follows:

“Eurocurrency Rate” means, with respect to any Eurocurrency Borrowing in any LIBOR Quoted Currency and for any applicable Interest Period, the LIBOR Screen Rate as of the Specified Time on the Quotation Day for such currency and Interest Period; provided, that, if a LIBOR Screen Rate shall not be available at the applicable time for the applicable Interest Period, then the Eurocurrency Rate for such currency and Interest Period shall be the Interpolated Rate; provided, further, that if the applicable LIBOR Screen Rate shall not be available for such Interest Period and/or for the applicable currency with respect to such Eurocurrency Borrowing for any reason and the Administrative Agent shall determine that it is not possible to determine the Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error), then the applicable Reference Bank Rate shall be the Eurocurrency Rate for such Interest Period for such Eurocurrency Borrowing; subject to Section 2.14.

(i)The definition of “Exchange Rate” is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” therein.

(j)The definition of “LIBO Rate” is hereby amended and restated in its entirety to read as follows:
“LIBO Rate” means, for any Interest Period, with respect to any Eurocurrency Borrowing denominated in (a) a LIBOR Quoted Currency, the Eurocurrency Rate and (b) Euros, the EURIBOR Rate.

(k)The definition of “Overnight Euro Rate” is hereby deleted and each reference to the term “Overnight Euro Rate” wherever it appears in the Credit Agreement shall be changed to be a reference to the term “Overnight Eurocurrency Rate”.

(l)The definitions of “Mandatory Cost” and “Participating Member State” are hereby deleted.

(m)The following definitions are hereby added where alphabetically appropriate to read as follows:

“Applicable Screen Rate” means the EURIBOR Screen Rate or the LIBOR Screen Rate, as applicable.

“COF Rate” has the meaning given such term in Section 2.14(b).

“EURIBOR Screen Rate” has the meaning given such term in the definition of EURIBOR Rate.

“GBP” and “£” denote the lawful currency of the United Kingdom.

“GBP Sublimit” means $250,000,000, as such amount may be increased from time to time pursuant to Section 2.20.

“Impacted Interest Period” means, with respect to an Applicable Screen Rate, an Interest Period which shall not be available at the applicable time.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the relevant Applicable Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Applicable Screen Rate (for the longest period for which the Applicable Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the Applicable Screen Rate for the shortest period (for which such Applicable Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, as of the Specified Time on the Quotation Day for such Interest Period. When determining the rate for a period which is less than the shortest period for which the relevant Applicable Screen Rate is available, the Applicable Screen Rate for purposes of clause (a) above shall be deemed to be the overnight screen rate where "overnight screen rate" means, in relation to any currency, the overnight rate for such currency determined by the Administrative Agent from such service as the Administrative Agent may select.

“LIBOR Quoted Currency” means Dollars and GBP.

“LIBOR Screen Rate” means the London interbank offered rate administered by the British Bankers Association (or any other Person that takes over the administration of such rate) for such LIBOR Quoted Currency for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion; provided, that, if any LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Eurocurrency Rate” means, for any amount payable in Euros or GBP, as applicable, the rate of interest per annum as determined by the Administrative Agent at which overnight or weekend deposits in Euros or GBP, as applicable (or if such amount due remains unpaid for more than three (3) Business Days, then for such other period of time as the Administrative Agent may elect) for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for Euros or GBP, as applicable, as determined above and in an amount comparable to the unpaid principal amount of the related Credit Event, plus any taxes, levies, imposts, duties, deductions, charges or withholdings imposed upon, or charged to, the Administrative Agent by any relevant correspondent bank in respect of such amount in Euros or GBP, as applicable.

“Quotation Day” means, with respect to any Eurocurrency Borrowing for any Interest Period, (i) if the currency is GBP, the first day of such Interest Period, (ii) if the currency is Euro, two TARGET days before the first day of such Interest Period, (iii) if the currency is Dollars, two Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the Eurocurrency Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days).

“Reference Banks” means such banks as may be appointed by the Administrative Agent in consultation with the Borrower; provided that at least three Reference Banks shall be appointed.

“Reference Bank Rate” means the arithmetic mean of the rates (rounded upwards to four decimal places) supplied to the Administrative Agent at its request by the Reference Banks (as the case may be) as of the Specified Time on the Quotation Day for Loans in the applicable currency and the applicable Interest Period, as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in the relevant currency and for the relevant period, were it to do so by asking for and then accepting interbank offers in reasonable market size in that currency and for that period; provided, that, if any Reference Bank Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Specified Time” means in relation to a Loan in (a) a LIBOR Quoted Currency, as of 11:00 a.m., London time, and (b) Euros, as of 11:00 a.m., Brussels time.

2.2Amendments to Section 2.01. Section 2.01 is hereby amended as follows:

(i)    by deleting the “or” from clause (b)(ii) thereof;

(ii)    by replacing the period at the end of clause (b)(iii) thereof with “, or”; and

(iii)    by adding the following new clause (b)(iv) thereto:

“(iv) the total Revolving Credit Exposures in GBP exceeding the GBP Sublimit.”

2.3Amendments to Section 2.02(a). Section 2.02(a) is hereby amended to add the words “or GBP” after each reference to the word “Euros” therein.

2.4Amendments to Section 2.02(b). Section 2.02(b) is hereby amended to add the words “or GBP” after the reference to the word “Euros” therein.

2.5Amendments to Section 2.02(c). Section 2.02(c) is hereby amended by replacing the reference to the word “five” in the proviso thereof with the word “ten”.

2.6Amendments to Section 2.03. Section 2.03 is hereby amended as follows:

(i)    by adding the words “or GBP” after the reference to the word “Euros” in clause (b) thereof; and

(ii)    by replacing the words “or Euros” in clause (iv) thereof with “, Euros or GBP”.

2.7Amendments to Section 2.06(a). Section 2.06(a) is hereby amended to replace the words “or Euros” in the first sentence thereof with “, Euros or GBP”.

2.8Amendments to Section 2.06(b). Section 2.06(b) is hereby amended as follows:

(i)    by replacing the words “or Euros” in the first sentence thereof with “, Euros or GBP”;

(ii)    by replacing the “and” at the end of clause (vii) thereof with a comma;

(iii)    by replacing the period at the end of clause (viii) thereof with “, and”; and

(iv)    by adding the following new clauses (ix) and (x) thereto:

“(ix) the sum of the total Revolving Credit Exposures in GBP shall not exceed the GBP Sublimit; and (x) the total LC Exposure in GBP shall not exceed $25,000,000.”.

2.9Amendments to Section 2.06(e). Section 2.06(e) is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” therein.

2.10Amendments to Section 2.06(h). Section 2.06(h) is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” therein.

2.11Amendments to Section 2.07. Section 2.07 is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” therein.

2.12Amendments to Section 2.08(a). Section 2.08(a) is hereby amended to add the words “or GBP” after the word “Euros” in the proviso thereof.

2.13Amendments to Section 2.08(c). Section 2.08(c) is hereby amended by replacing the words “or Euros” in clause (iv) thereof with “, Euros or GBP”.

2.14Amendments to Section 2.11(b). Section 2.11(b) is hereby amended to add the words “or GBP” after the word “Euros” in clause (ii) thereof.

2.15Amendments to Section 2.11(c). Section 2.11(c) is hereby amended as follows:

(i)    by replacing the “or” at the end of clause (i) thereof with a comma;

(ii)	by adding the following new clause (iii) immediately prior to the words “, then in each case,” after clause (ii) thereof:

“or (iii) the sum of the total Revolving Credit Exposures in GBP exceeds the GBP Sublimit”; and

(iii)	adding the words “or GBP, on a ratable basis,” after the word “Euros” in clause (ii) thereof.

2.16Amendments to Section 2.12(d). Section 2.12(d) is hereby amended to add the words “or GBP” after the word “Euros” in the third sentence thereof.

2.17Amendments to Section 2.13(g). Section 2.13(g) is hereby amended and restated in its entirety to read as follows:

(g)    All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and (ii) interest in respect of Borrowings in GBP shall be computed on the basis of 365 days, and in each case of the foregoing clauses (i) and (ii) shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

2.18Amendments to Section 2.14. Section 2.14 is hereby amended and restated in its entirety to read as follows:

Section 2.14    Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i)
the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(ii)
the Administrative Agent is advised by the Majority in Interest of the Lenders of any Class (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Eurocurrency Borrowing to, or continuation of any Eurocurrency Borrowing in the applicable currency or for the applicable Interest Period, as the case may be, shall be ineffective, (B) if such Borrowing is requested in Dollars, such Borrowing shall be made as an ABR Borrowing and (C) if such Borrowing is requested in Euro or GBP, then the EURIBOR Rate or the Eurocurrency Rate (as applicable) for such Eurocurrency Borrowing shall be at the COF Rate; provided that (1) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Eurocurrency Competitive Borrowings may be made to Lenders that are not affected thereby and (2) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.
(b)    If at the time that the Administrative Agent shall seek to determine the Reference Bank Rate less than two Reference Banks shall supply a rate to the Administrative Agent for purposes of determining the EURIBOR Rate or the Eurocurrency Rate (as applicable) for such Eurocurrency Borrowing, (i) if such Borrowing shall be requested in Dollars, then such Borrowing shall be made as an ABR Borrowing at the Alternate Base Rate and (ii) if such Borrowing shall be requested in Euro or GBP, the EURIBOR Rate or the Eurocurrency Rate (as applicable) shall be equal to the cost to each Lender to fund its pro rata share of such Eurocurrency Borrowing (from whatever source and using whatever methodologies as such Lender may select in its reasonable discretion); such rate, the “COF Rate”).
2.19Amendments to Section 2.16. Section 2.16 is hereby amended by replacing the words “or Euro” in clause (e)(ii) thereof with “, Euro or GBP”.

2.20Amendments to Section 2.18(a). Section 2.18(a) is hereby amended to add the words “or GBP, as applicable,” after each reference to the word “Euros” therein.

2.21Amendments to Section 2.18(d). Section 2.18(d) is hereby amended to replace the parenthetical in the final sentence thereof with the following parenthetical:
“(including without limitation the applicable Overnight Euro Rate in the case of Loans denominated in Euros or GBP)”

2.22Amendments to Section 2.20(a). Section 2.20(a) is hereby amended as follows:

(i)    by adding the words “and/or the GBP Sublimit” after the words “Euro Sublimit”;
(ii)    by deleting the “and” at the end of clause (ii) thereto;

(iii)    by replacing the period at the end of clause (iii) thereof with “; and”; and

(iv)    by adding the following new clause (iv) thereto:

“(iv) the amount of the requested increase to the amount of the GBP Sublimit, if any; provided, however, that the amount by which the GBP Sublimit is increased shall not exceed the amount of the requested increase to the Lenders’ Commitments.”.

2.23Amendments to Section 2.20(b). Section 2.20(b) is hereby amended as follows:

(i)    by renumber clauses (iv) and (v) thereof to clauses (v) and (vi), respectively; and

(ii)    by adding the following new clause (iv) thereto:

“(iv) the amount of any requested increase to the amount of the GBP Sublimit, if any; provided, however, that the amount by which the GBP Sublimit is increased shall not exceed the amount of the requested increase to the Lenders’ Commitments;”.

2.24Amendments to Section 2.22. Section 2.22 is hereby amended to add the words “or GBP” after each reference to the word “Euros” therein.

Section 3.Amendments to Schedules and Exhibits.

3.1Deletion of Schedule 2.02. Schedule 2.02 is hereby deleted in its entirety.

3.2Amendments to Exhibit C-1. Exhibit C-1 is hereby amended as follows:

(i)    by deleting the “and” at the end of clause (ii) thereto;

(ii)    by replacing the period at the end of clause (iii) thereof with “; and”; and

(iii)    by adding the following new clause (iv) thereto:

“(iv) the amount of the requested increase to the amount of the GBP Sublimit is ____________________________ [this amount must not exceed the amount of the requested increase to the Lenders’ Commitments].”.

3.3Amendments to Exhibit C-2. Exhibit C-2 is hereby amended as follows:

(i)	by renumbering clauses (iv), (v) and (vi) thereof as clauses (v), (vi) and (vii), respectively; and

(ii)    by adding the following new clause (iv) thereto:

“(iv) the amount of the requested increase to the amount of the GBP Sublimit is ____________________________ [this amount must not exceed the amount of the requested increase to the Lenders’ Commitments].”.

Section 4.Conditions Precedent. This Fourth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

4.1The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Fourth Amendment on or prior to the Effective Date.

4.2The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Persons.

4.3The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

4.4No Default shall have occurred and be continuing, after giving effect to the terms of this Fourth Amendment.

Section 5.Miscellaneous.

5.1Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

5.2Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3Loan Document. This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5No Oral Agreement. This FOURTH Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no oral agreements between the parties.

5.6GOVERNING LAW. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President and Chief
Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:     /s/ Steven A. Blank
Name: Steven A. Blank
Title: Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:     /s/ Steven A. Blank
Name: Steven A. Blank
Title: Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as Swingline Lender, as an Issuing Bank and as Administrative Agent

By:     /s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as Co-Syndication Agent, an Issuing Bank and as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Co-Documentation Agent and as a Lender

By: /s/ Noam Azachi
Name: Noam Azachi
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as Co-Syndication Agent and as a Lender

By:     /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:     /s/ Larry Robinson
Name: Larry Robinson
Title: Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By: /s/ Michael Dixon
Name: Michael Dixon
Title: SVP

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     /s/ Ming K Chu
Name: Ming K Chu
Title: Vice President

By:     /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:     /s/ John Durland
Name: John Durlan
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ John Berry
Name: John Berry
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:     /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:     /s/ Steve Ray
Name: Steve Ray
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ John Prigge
Name: John Prigge
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

UBS AG, Stamford Branch, as a Lender

By:     /s/ Lana Gifas
Name: Lana Gifas
Title: Director
Banking Products Services, US

By: /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director
Banking Products Services, US

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:     /s/ Melissa Balley
Name: Melissa Balley
Title: Director

By:     /s/ David Reynolds
Name: David Reynolds
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:     /s/ Alain Daoust
Name: Alain Daoust
Title: Authorized Signatory

By:     /s/ Patrick Freytag
Name: Patrick Freytag
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:     /s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:     /s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender

By:     /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK (formerly The Frost National Bank), as a Lender

By: /s/ Sarah Cernosek
Name: Sarah Cernosek
Title: Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT